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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 8, 2001


                         LIONBRIDGE TECHNOLOGIES, INC.
              (Exact Name of Registrant as Specified in Charter)

DELAWARE                             000-26933               04-3398462
(State or Other Jurisdiction        (Commission              (I.R.S. Employer of
Incorporation)                      File Number)             Identification No.)

950 WINTER STREET
WALTHAM, MASSACHUSETTS                                       02451
(Address of Principal                                        (Zip Code)
Executive Offices)


Registrant's telephone number, including area code: (781) 434-6000

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Item 5.  Other Events.


On March 8, 2001, the registrant, Diamond Acquisition Corp., a wholly-owned subsidiary of registrant ("DAC"), and Data Dimensions, Inc. ("DDI") executed an Agreement and Plan of Reorganization (the "Agreement") providing for the acquisition of DDI by the registrant. Pursuant to the Agreement and subject to the terms and conditions set forth therein, DAC will be merged (the "Merger") with and into DDI, with DDI surviving the Merger, and as a result of the Merger, DDI will become a wholly-owned subsidiary of the registrant. Under the terms of the Agreement, upon the effective time of the Merger, each issued and outstanding share of common stock, par value $.001 per share of DDI will be converted into the right to receive 0.190884 of a share of common stock, par value $.01 per share, of the registrant. The closing of the Merger is subject to customary conditions, including the approval of the DDI shareholders.

The Agreement is filed herewith as Exhibit 2.1. The foregoing description is qualified in its entirety by reference to the full text of such exhibit.

In connection with the execution of the Agreement, DDI issued to the registrant an option (the "Option") exercisable, upon the consummation of an "Acquisition Transaction" (as defined in the Agreement) with a party other than the registrant, for such number of shares of DDI common stock as is equal to 19.9% of the issued and outstanding shares of DDI common stock on the date the Acquisition Transaction occurs. The Option is filed herewith as Exhibit 99.1. The foregoing description is qualified in its entirety by reference to the full text of such exhibit.

In connection with the Agreement, the registrant entered into voting agreements with certain directors, officers and stockholders of DDI, the form of which is filed herewith as Exhibit 99.2.


Item 7.  Financial Statements and Exhibits.

   (c)  Exhibits.

      Exhibit 2.1 - Agreement and Plan of Reorganization among registrant, Diamond Acquisition Corp. and Data Dimensions, Inc. dated March 8, 2001.

      Exhibit 2.2 - Amendment No. 1 to Agreement and Plan of Reorganization among registrant, Diamond Acquisition Corp. and Data Dimensions, Inc. dated as of March 16, 2001.

     Exhibit 99.1 - Option to purchase shares of common stock of Data Dimensions, Inc., dated March 8, 2001, issued to the registrant by Data Dimensions, Inc.

     Exhibit 99.2 - Form of voting agreements, dated as of March 8, 2001, between the registrant and certain directors, officers and stockholders of Data Dimensions, Inc.

                                   SIGNATURE

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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


LIONBRIDGE TECHNOLOGIES, INC.
(Registrant)



     /s/ Margaret A. Shukur
---------------------------
Secretary and General Counsel

March 19, 2001